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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  January 28, 1997

                            NORTHERN STATES POWER COMPANY
                                   NSP FINANCING I
                (Exact name of registrant as specified in its charter)


          MINNESOTA                      001-03034               41-0448030
          DELAWARE                (Commission File Number)       Applied For
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                   414 Nicollet Mall, Minneapolis, Minnesota 55401
                 (Address of principal executive offices) (Zip Code)


          Registrants' telephone number, including area code (612) 330-5500

                                         None
         ____________________________________________________________________
            (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.
     Northern States Power Company and NSP Financing I (the "Registrants") are filing herewith the following in connection with the offering by NSP Financing I of 8,000,000 7-7/8% Trust Originated Preferred Securities ("Preferred Securities") pursuant to the registration statement of the Registrants, among others, on Form S-3 (No. 333-18917) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                                  INDEX TO EXHIBITS

EXHIBIT
NUMBER   EXHIBIT

4.01     Purchase Agreement for the Preferred Securities, dated as of
              January 28, 1997.

4.02     Subordinated Debt Securities Indenture, dated as of January 30, 1997, between Northern States Power Company and Norwest Bank Minnesota, National Association, as trustee.

4.05     Preferred Securities Guarantee Agreement, dated as of January 31, 1997, between Northern States Power Company and Wilmington Trust Company, as Trustee.

4.10     Amended and Restated Declaration of Trust of NSP Financing I, dated as of January 31, 1997, including form of Preferred Security .

4.12     Supplemental Indenture, dated as of January 31, 1997, between
              Northern States Power Company and Norwest Bank Minnesota, National Association, as trustee, including form of Junior Subordinated Debenture.

4.13     Common Securities Guarantee Agreement, dated as of January 31, 1997, between Northern States Power Company and Wilmington Trust Company, as Trustee.

4.14     Subscription Agreement, dated as of January 28, 1997, between NSP
              Financing I and Northern States Power Company.

                                          1

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  NORTHERN STATES POWER COMPANY


Date:  January 31, 1997            By: /s/ Arland D. Brusven
                                       -----------------------------------
                                       Arland D. Brusven
                                       Vice President -- Finance


                                         S-1

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                            NORTHERN STATES POWER COMPANY
                           EXHIBIT INDEX TO FORM 8-K REPORT

EXHIBIT
NUMBER   EXHIBIT

4.01     Purchase Agreement for the Preferred Securities, dated as of January
              28, 1997.

4.02     Subordinated Debt Securities Indenture, dated as of January 30,
              1997, between Northern States Power Company and Norwest Bank Minnesota, National Association, as trustee.

4.05     Preferred Securities Guarantee Agreement, dated as of January 31,
              1997, between Northern States Power Company and Wilmington Trust Company, as Trustee.

4.10     Amended and Restated Declaration of Trust of NSP Financing I, dated as of January 31, 1997, including form of Preferred Security.

4.12     Supplemental Indenture, dated as of January 31, 1997, between
              Northern States Power Company and Norwest Bank Minnesota, National Association, as trustee, including form of Junior Subordinated Debenture.

4.13     Common Securities Guarantee Agreement, dated as of January 31, 1997, between Northern States Power Company and Wilmington Trust Company, as Trustee.

4.14     Subscription Agreement, dated as of January 28, 1997, between NSP
              Financing I and Northern States Power Company.

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